UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2018
_______________________________
ZENDESK, INC.
(Exact name of Registrant as Specified in Its Charter)
_______________________________

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)
____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition.

On April 3, 2018, Zendesk, Inc. (the “Company”) issued a press release announcing that it had surpassed a $500 million annual revenue run rate as measured by annualizing the Company’s revenue for the three months ended March 31, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release contains the Company’s annual revenue run rate, which is based on the Company’s estimated revenue for the three months ended March 31, 2018. The Company annualized such results to estimate the Company’s annual revenue run rate. The Company’s estimate of its revenue for the three months ended March 31, 2018 is preliminary and is subject to the completion of its quarter-end closing procedures and financial review, including review by the Company's independent registered public accounting firm. The preliminary financial data has been prepared by and is the responsibility of the management of the Company. The Company’s annual run rate is not a comprehensive statement of its financial results for this period and should not be viewed as a substitute for full annual or interim financial statements prepared in accordance with U.S. generally accepted accounting principles. The Company’s revenue for the three months ended March 31, 2018 may differ from the Company’s estimates as a result of the completion of the Company’s quarter-end closing procedures, review adjustments and other developments that may arise between now and the time its financial results for the period are finalized, and such changes could be material. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within the control of the Company. In addition, the Company’s revenue for the three months ended March 31, 2018 or annual revenue run rate are not necessarily indicative of the results to be achieved in any future period.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1    Press Release issued by Zendesk, Inc., dated April 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Elena Gomez
Elena Gomez
Chief Financial Officer (Principal Financial and Accounting Officer)
April 4, 2018